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PLEDGE AGREEMENT

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                                                                November 4, 1996
                                                                ----------------
                                                                Date

         1. To secure the prompt, punctual, and faithful performance of all and each of the Liabilities (as that term is defined herein) of DM Management Company (hereinafter, the "Borrower") to Fleet National Bank, a national banking association with office at One Federal Street, Boston, Massachusetts (herein after, the "Bank"), DM Management Security Corporation, (the "Pledgor"), the wholly owned subsidiary of the Borrower, hereby grants to the Bank a security interest in and to, and assigns, pledges, and delivers to the Bank the following property, and all products, proceeds, substitutions, additions, interest, dividends, and other distributions (including, without limitation, stock splits) in respect thereto, and all books, records, and papers relating to the foregoing (all of which is referred to hereinafter as the "Collateral"):

                  Account #0123680070 maintained with the Bank

         2. The Pledgor represents that the Collateral is held and owned by the Pledgor free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, other than those in favor of the Bank and those permitted by the Notes (as hereafter defined), and if the Collateral is securities, is fully paid for and nonassessable.

         3.       The Pledgor shall

                  (a) execute all such instruments, documents, and papers, and will do all such acts as the Bank may request from time to time to carry into effect the provisions and intent of this Agreement, including, without limitation, the execution of stop transfer orders, stock powers, noti fications to obligors on the Collateral, the providing of notifications in connection with book entry securities or general intangibles, and the providing of instructions to the issuers of uncertificated securities, and will do all such other acts as the Bank may request with respect to the perfection and protection of the security interest granted herein and the assignment effected hereby;

                  (b) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges other than those in favor of the Bank and those permitted by the Notes (as hereafter defined);

                  (c) deliver to the Bank, if and when received by the Pledgor, any item representing or constituting any of the Collateral, including, without limitation, all unreinvested cash dividends and all stock certificates whether now existing or hereafter received as a result of any stock dividends, stock splits or other transaction;

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                  (d)      upon the request of the Bank, cause the issuer of any
         uncerti ficated securities comprising any of the Collateral to issue certificates with respect thereto;

                  (e) upon the request of the Bank, cause certificated securities comprising any of the Collateral to be issued in the name of the Bank, as pledgee;

                  (f) not cause or permit any of the Collateral presently evidenced by written certificates to be converted to uncertificated securities;

                  (g) not exercise any right with respect to the Collateral which would dilute or adversely affect the Bank's rights in the Collateral;

                  (h) not file any affidavit for replacement of lost stock certifi cates or bonds; and

                  (i) not vote the Collateral in favor of or consent to any resolu tion which might

                  (i) impose any restrictions upon the sale, transfer, or disposition of the Collateral; or

                  (ii) result in the issuance of any additional shares of stock of any class; or

                  (iii) vest additional powers, privileges, preferences, or priorities to any other class of stock.

         4. Upon the occurrence of any one or more of the following events of default (herein, "Events of Default"), the Bank may exercise the Bank's rights and remedies upon default: (a) The failure by the Borrower to pay upon demand (or when due, if not payable on demand), and after the expiration of any applicable grace or cure periods, any of the Liabilities; (b) The failure by the Borrower or the Pledgor to promptly, punctually, and faithfully perform, discharge, or comply with any Liability, after the expiration of any applicable grace or cure periods.

         5. Upon the occurrence of any Event of Default, and at any time there after, while such Event of Default is continuing, the Bank shall have all of the rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in Massachusetts, in addition to which the Bank may sell or otherwise dispose of the Collateral and/or enforce and collect the Collateral (including, without limitation, the liquidation of debt instruments or securities and the exercise of conversion rights with respect to convertible securities, whether or not such instruments or securities have matured and whether or not any penalties or other charges are imposed on account of such action), for application towards (but not necessarily in complete satisfaction
of) the Liabilities. The Borrower shall remain liable to the Bank for any deficiency remaining following such application. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Bank shall give the Pledgor such notice as may be practicable under the circumstances), the Bank shall give the Pledgor at

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least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. The Pledgor acknowledges that any exercise by the Bank of the Bank's rights upon default may be subject to compliance by the Bank with any statute, regulation, ordinance, directive, or order of any federal, state, municipal, or other governmental authority, including, without limitation, any of the foregoing restricting the sale of securities. The Bank, in its sole discretion at any such sale, may restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, and impose without limitation, a re quirement that the persons making such purchases represent and agree, to the satisfaction of the Bank, that they are purchasing the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The proceeds of any collection or of any sale or disposition of the Collateral held pursuant to this Agreement shall be applied towards the Liabili ties in such order and manner as the Bank determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding.

         6. The Pledgor hereby designates the Bank as and for the attorney-in-fact of the Pledgor to: endorse in favor of the Bank any of the Collateral; cause the transfer of any of the Collateral in such name as the Bank may, from time to time, determine; cause the issuance of certificates for book entry and/or uncertificated securities; renew, extend, or roll over any Collateral; and make demand and initiate actions to enforce any of the Collateral. The Bank may take such action with respect to the Collateral as the Bank may reasonably determine to be necessary to protect and preserve its interest in the Collateral. The Bank shall also have and may exercise at any time all rights, remedies, powers, privileges, and discretions of the Pledgor with respect to and under the Collateral, provided, however, the Bank shall have no right to exercise any voting rights available to holders of the Collateral at any time the Collateral is held by the Bank solely as pledgee hereunder, and whether or not an Event of Default has occurred. All of the rights, remedies, powers, privileges and discretions included in this Paragraph 6, may be exercised by the Bank only after the occurrence of an Event of Default and during the continuance thereof. The within designation, being coupled with an interest, is irrevocable until the within instrument is terminated by a written instrument executed by a duly authorized officer of the Bank. The power of attorney shall not be affected by subsequent disability or incapacity of the Pledgor. The Bank shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is in actual bad faith, is negligent or constitutes willful misconduct.

         7. The rights, remedies, powers, privileges, and discretions of the Bank hereunder (hereinafter, the "Bank's Rights and Remedies") shall be cumulative and not exclusive of any rights, remedies, powers, privileges or discretions which it otherwise may have. No delay or omission by the Bank in exercising or enforcing any of the Bank's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Bank of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of the Bank's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Bank and the Pledgor at any time shall preclude any other exer cise of the Bank's Rights and Remedies. No waiver by the Bank of any of the

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Bank's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Bank's Rights and Remedies and all of the Bank's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

         8. As used herein, the following terms have the following meanings:

                  (a) "Liability" and "Liabilities" means and refers to the Borrower's $8,000,000.00 Commercial Promissory Grid Note, $3,600,000.00 Commercial Promissory Grid Note, and $400,000.00 Commercial Promissory Time Note, each of even date, as amended (collectively, the "Notes"). "Liabilities" also means and refers to all interest and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Bank from time to time on the Notes. "Liabilities" also means and refers to any and all obligations of the Pledgor and the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of the Notes and this Agreement.

                  (b) "Costs of Collection" includes, without limitation, all attorneys' reasonable fees, and out-of-pocket expenses incurred by the Bank's attorneys, and all costs incurred by the Bank in the administration of the Liabilities, this Agreement, and all other instruments and agreements executed in connection with or relating to the Liabilities including, without limitation, costs and expenses associated with travel on behalf of the Bank. Costs of Collection also includes, without limitation, all attorneys' fees, out-of-pocket expenses incurred by the Bank's attorneys, and all costs and expenses incurred by the Bank, includ ing, without limitation, costs and expenses associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to or in respect of the Bank's efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities and/or the Bank's Rights and Remedies or any of the Bank's rights and remedies against or in respect of the any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be added to the Liabilities of the Borrower to the Bank, as if such had been lent, advanced, and credited by the Bank to, or for the benefit of, the Borrower.

         9. The Pledgor and the Borrower each (a) waives presentment, demand, notice, and protest with respect to the Liabilities and the Collateral; and (b) waives any delay on the part of the Bank without notice to or consent from the Pledgor; (c) assents to any indulgence or waiver which the Bank may grant or give any other person liable or obliged to the Bank for or on the Liabilities without notice to or consent from the Pledgor; and (d) authorizes the Bank to alter, amend, cancel, waive, or modify any term or condition of the obligations of any other person liable or obligated to the Bank for or on the Liabilities, without notice to or consent from the Pledgor; and (e) agrees that no release of any property securing the Liabilities, without notice to or consent from the Pledgor, shall affect the rights of the Bank with respect to the Collateral hereunder; and

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if entitled thereto, (f) waives the right to notice and/or hearing prior to the
Bank's exercising of the Bank's rights and remedies hereunder upon default.

         10. The Bank shall have no duty as to the collection or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of the Bank and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Bank's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

         11. This Agreement shall be binding upon the Pledgor and upon the Pledgor's heirs, executors, administrators, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns.

         12. This Agreement and all other instruments executed in connection with the Liabilities incorporate all discussions and negotiations between the Pledgor and the Bank concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of the within Agreement or of any provision of any other agreement between the Pledgor and the Bank shall be effective unless executed in writing by a duly authorized officer of the party to be charged with such modification, amendment of waiver.

         13. This Agreement and all other documents in the Bank's possession which relate to the Liabilities may be reproduced by the Bank by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and, with the exception of instruments constituting the Collateral, the Bank may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile, or further repro duction shall likewise be admissible in evidence.

         14. This Agreement, and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Pledgor submits to the jurisdiction of the courts of said Commonwealth for all purposes with respect to the within Agreement and the Pledgor's relationships with the Bank.

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         15.      It is intended that this Agreement take effect as a sealed instrument.

Signed in my Presence                     DM MANAGEMENT COMPANY
                                          ---------------------
                                                                     (Borrower)



/s/ David R. Pierson                      By:  /s/ Olga L. Conley
------------------------------------         -----------------------------------

            David R. Pierson                           Olga L. Conley
Print Name:-------------------------      Print Name:---------------------------

                                                 VP of Finance
                                          Title:--------------------------------



                                          DM MANAGEMENT SECURITY CORPORATION
                                          ----------------------------------
                                                                     (Pledgor)

                                          By: /s/ Olga L. Conley
                                             -----------------------------------

                                          Print Name: Olga L. Conley
                                                     ---------------------------

                                          Title: Treasurer
                                                -------------------------------



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